UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2012

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road, Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation Agreement and Release with Gail S. Page

On December 7, 2012, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Gail S. Page regarding her previous employment as President and Chief Executive Officer of the Company. Ms. Page served as the Company’s President and Chief Executive Officer until December 2, 2012 and transitioned to an advisory role effective as of December 3, 2012, as previously announced on November 28, 2012. Her mutually agreed termination without cause was first announced on May 15, 2012, and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the terms of the Separation Agreement, the Company agrees to provide severance and benefits as outlined in the Employment Agreement dated September 28, 2010 between the Company and Ms. Page (the “Employment Agreement”), subject to the following modifications: (1) the continued payment of Ms. Page’s base salary provided for in section 5(i) of the Employment Agreement was instead paid to Ms. Page on the date of the Separation Agreement in one lump sum totaling three hundred eighty-five thousand dollars ($385,000), and (2) the Company and Ms. Page agree that accelerated vesting of options provided for in section 5(ii) of the Employment Agreement shall apply to both unvested options and restricted stock units. Pursuant to the Separation Agreement, Ms. Page agrees to waive any and all claims she may have regarding her employment with the Company.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 30, 2010, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit No.	Description.

10.1	Separation Agreement and Release dated December 7, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.

Date: December 11, 2012	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release dated December 7, 2012